AGREEMENT AND
                             PLAN OF REORGANIZATION
                              DATED OCTOBER 2,1996
                                  BY AND AMONG
                        ANERINET FINANCIAL SYSTEMS, INC.,
                       JONES NAUGHTON ENTERTAINMENT, INC.,
                       REAL ESTATE TELEVISION NETWORK INC.
                                       AND
                                   ANFS, INC.

                                TABLE OF CONTENTS

                                                                            Page
1.     Certain  Definitions                                                   1
1.1     "Affiliate"                                                           1
1.2     "AMERINET  Financial  Statements  "                                   1
1.3     "AMERINET  Products/Services"                                         2
1.4     "AMERINET  Series  A  Stock"                                          2
1.5     "Closing  "                                                           2
1.6     "Closing  Date  "                                                     2
1.7     "Code  "                                                              2
1.8     "Commission  "                                                        2
1.9     "Effective  Time  "                                                   2
1.10     "GAAP  "                                                             2
1.11     "JNE  Lock-up  Shares  "                                             2
1.12     "Material  Adverse  Effect"                                          2
1.13     "Notice  of  Claim  "                                                2
1.14     "Notice  of  Objection  "                                            2
1.15     "RETN  Common  Stock  "                                              2
1.16     "RETN  Disclosure  Schedule"                                         2
1.17     "RETN  Financial  Statements"                                        2
1.18     "RETN'  Products/Services  "                                         3
1.19     Securities  Act  "                                                   3
1.20     "Transaction  Documents  "                                           3
1.21     "AMERINET  Disclosure  Schedule"                                     3

2.     Plan  of  Reorganization                                               3
2.1     The  Merger                                                           3
2.2     AMERINET  Series  A  Stock                                            4
2.3     Conversion  of  Shares                                                4
2.4     Fractional  Shares                                                    4
2.5     Lock-up  Arrangement                                                  4
2.6     Contingent  Shares                                                    4
2.7     The  Closing                                                          5
2.8     Effective  Time                                                       5
2.9     Tax  Free  Reorganization                                             5

3.     Representations  and  Warranties  of  JNE  and  RETN                   5
3.1     Organization                                                          5
3.2     Capitalization  of  RETN                                              6
3.3     Power,  Authority  and  Validity                                      6
3.4     Financial  Statements                                                 7
3.5     Tax  Matters                                                          7
3.6     Tax-Free  Reorganization                                              8
3.7     Absence  of  Certain  Changes  or  Events                             8
3.8     Title  and  Related  Matters                                         10
3.9     Proprietary  Rights                                                  10
3.10     Employee  Benefit  Plans                                            11
3.11     Bank  Accounts                                                      11
3.12     Contracts                                                           11
3.13     Insider  Transactions                                               13
3.14     Insurance                                                           13
3.15     Disputes  and  Litigation                                           13
3.16     Compliance  with  Laws                                              14
3.17     Subsidiaries                                                        14
3.18     Environmental  Matters                                              14
3.19     Corporate  Documents                                                15
3.20     No  Brokers                                                         15

3.21     Disclosure                                                          15

4.     Representations  and  Warranties  of  AMERINET  and  ANFS             16
4.1     Corporate  Existence  and  Authority  of  AMERINET                   16
4.2     Capitalization  of  AMERINET                                         16
4.3     Subsidiaries                                                         17
4.4     Execution  of  Agreement                                             17
4.5     Taxes                                                                17
4.6     Disputes  and  Litigation                                            17
4.7     Compliance  with  Laws                                               18
4.8     Guaranties                                                           18
4.9     Financial  Statements                                                18
4.10     Tax-Free  Reorganization                                            19
4.11     Title  and  Related  Matters                                        19
4.12     Proprietary  Rights                                                 19
4.13     Environmental  Matters                                              20
4.14     No  Brokers                                                         21
4.15     Disclosure                                                          21

5.     Preclosing  Covenants  of  RETN  and  JNE                             21
5.1     Notices  and  Approvals                                              21
5.2     Employment  Agreements,  Other  Commitments  Terminated              21
5.3     Advice  of  Changes                                                  21
5.4     Information  for  AMERINET's  Statements  and  Applications          22
5.5     Conduct  of  Business  by  RETN                                      22

6.     Mutual  Covenants                                                     23
6.1     No  Public  Announcement                                             23
6.2     Other  Negotiations                                                  23
6.3     Due  Diligence  Investigation,  and  Audits                          24
6.4     Regulatory  Filings;  Consents;  Reasonable  Efforts                 24
6.5     Further  Assurances                                                  24

7.     Closing  Matters                                                      24
7.1     Filing  of  Certificate  of  Merger                                  24
7.2     Exchange  of  Certificates                                           25
7.3     Delivery  of  Contingent  Shares                                     25
7.4     Delivery  of  Documents                                              25

8.     Conditions  to  RETN's  Obligations                                   25
8.1     Accuracy  of  Representations  and  Warranties                       25
8.2     Covenants                                                            25
8.3     No  Litigation                                                       25
8.4     No  Adverse  Development                                             26
8.5     Authorizations                                                       26
8.6     Government  Consents                                                 26
8.7     Filing  of  Certificate  of  Merger                                  26
8.8     Registration  Rights  Agreement                                      26

9.     Conditions  to  AMERINET's  and  ANFS'  Obligations                   27
9.1     Accuracy  of  Representations  and  Warranties                       27
9.2     Covenants                                                            27
9.3     No  Litigation                                                       27
9.4     Authorizations                                                       28
9.5     No  Adverse  Development                                             28
9.6     Government  Consents                                                 28
9.7     Filing  of  Certificate  of  Merger                                  28

10.     Termination  of  Agreement                                           28
10.1     Termination                                                         28
10.2     Liability  for  Termination                                         28
10.3     Certain  Effects  of  Termination                                   29
10.4     Remedies                                                            29

11.     Indemnification                                                      29
11.1     Survival  of Representations, Warranties, Covenants
         and Agreements                                                      29
11.2     Indemnification  by  JNE                                            30
11.3     Indemnification  ion  by  AMERINET  and  ANFS                       30
11.4     Claims  for  Indemnification                                        30
11.5     Arbitration                                                         31
11.6     Limitation  on  Indemnification                                     32
11.7     Lock-up                                                             32

12.     Miscellaneous                                                        33
12.1     Governing  Laws                                                     33
12.2     Binding  upon  Successors  and  Assigns                             33
12.3     Severability                                                        33
12.4     Entire  Agreement                                                   33
12.5     Counterparts                                                        33
12.6     Expenses                                                            33
12.7     Amendment  and  Waivers                                             34
12.8     Survival  of  Agreements                                            34
12.9     No  Waiver                                                          34
12.10     Attorneys'  Fees                                                   34
12.11     Notices                                                            34
12.12     Time                                                               35
12.13     Construction  of  Agreement                                        35
12.14     No  Joint  Venture                                                 35
12.15     Pronouns                                                           35
12.16     Further  Assurances                                                35
12.17     Absence  of  Third-Party  Beneficiary  Rights                      36

Exhibits  and  Schedules

Exhibit  A          Certificate  of  Merger
Exhibit  B          Certificate  of  Incorporation
Exhibit  C          Form  of  Legal  Opinion  to be Delivered by Counsel to RETN
Exhibit  D          Form  of  Legal . Opinion to be Delivered by Counsel to ANFS
     ANFS  Schedule
RETN  Schedule

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is entered into effective as of October 1, 1996, by and among AMERINET FINANCIAL SYSTEMS, INC., a Florida corporation ("AMERINET"), JONES NAUGHTON ENTERTAINMENT, INC., a Colorado corporation ("JNE"), REAL ESTATE TELEVISION NETWORK, INC., a Nevada corporation ("RETN"), and ANFS, INC., a Delaware corporation ("ANFS" and "Surviving Corporation").

                                    RECITALS
                                    --------

A. RETN is a wholly-owned subsidiary of JNE and ANFS is a wholly-owned subsidiary of AMERINET.

B. Subject to and in accordance with the terms and conditions of this Agreement and pursuant to the Certificate of Merger attached hereto as Exhibit A ("Certificate of Merger"), the parties intend that RETN will merge with and into ANFS (the "Merger"), whereby at the Effective Time, all of the RETN Common Stock will be converted into One Million (1,000,000) AMERINET Series A Preferred Stock Shares.

C.     An  additional Four Hundred Thousand (400,000) shares of AMERINET. Series
A. Preferred Stock may be issued to JNE upon the occurrence of certain contingencies.

D. For federal income tax purposes, it is intended that the Merger shall qualify as a tax free reorganization within the meaning of 368(a)(2)(D) of the Code.

E. The parties hereto desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the consummation of the Merger.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE in reliance on the foregoing recitals and in and for the consideration and mutual covenants set forth herein, the parties agree as follows:

     1.     Certain  Definitions.
            ---------------------

     1.1 "Affiliate" shall have the meaning set forth in the rules and regulations promulgated by the Commission pursuant to the Securities Act.

     1.2 "AMERINET Financial Statements" shall mean AMERINET's audited balance sheet as of June 30, 1996, and statements of operations, stockholders' equity and cash flow for the three (3) month period then-ended, and the audited balance sheet as of March 31, 1996, and statements of operations, stockholders equity and cash flow for the twelve (12) month period then ended.

     1.3 "AMERINET Products/Services" shall mean all products or services which have been, or are being, marketed by ANFS or arc currently under development, and all trade secrets, copyrights, trademarks, trade names and other proprietary rights related to such products or services.

     1.4 "AMERINET Series A Stock" shall mean the Series A Preferred Stock of AMERINET issued to JNE in the Merger, the rights of which are described in
Section  2.2.

     1.5 "Closing" shall mean the closing of the transactions contemplated by this Agreement.

     1.6     "Closing  Date"  shall  mean  the  date  of  the  Closing.

     1.7 "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

     1.8 "Commission" shall mean the United States Securities and Exchange Commission.

     1.9 "Effective Time" shall mean the date and time of the effectiveness of the Merger under Delaware law.

     1.10     "GAAP"  shall  mean  generally  accepted  accounting  principles.

     1.11 "JNE Lock-up Shares" shall mean the shares of AMERINET Series A Stock issued to JNE in the Merger pursuant to Section 2.5.

     1.12 "Material Adverse Effect" shall mean a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of an entity taken as a whole.

     1.13 "Notice of Claim" shall mean a notice of a claim of indemnification arising under Section 11.

     1.14 "Notice of Objection" shall mean a notice of an objection to a claim of indemnification arising under Section 11.

     1.15 "RETN Common Stock" shall mean all of the outstanding shares of Common Stock of RETN.

     1.16 "RETN Disclosure Schedule" shall mean the disclosure schedule attached hereto and provided to AMERINET and ANFS by JNE and RETN disclosing such items and matters as arc required to be disclosed under this Agreement.

     1.17 "RETN Financial Statements" shall mean RETN's 'compiled' balance sheet as of June 30, 1996, and statements of operations, stockholders' equity and cash flow for the six (6) month period then-ended, and the audited balance sheet as of December 31, 1995, and statements of operations, stockholder's equity and cash flow for the twelve (12) month period then ended.

     1.18 "RETN Products/Services" shall mean all products or services which have been, or are being, marketed by RETN, or are currently under development, and all patents, patent applications, trade secrets, copyrights, trademarks, trade names and other proprietary rights related to such products or services.

     1.19 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

     1.20 "Transaction Documents" shall mean all documents or agreements attached as an exhibit or schedule hereto, and set forth on the Table of Contents.

     1.21 "AMERINET Disclosure Schedule" shall mean the disclosure schedule attached hereto and provided to JNE and RETN by AMERINET and ANFS disclosing such items and matters as are required to be disclosed under this Agreement.

     2.     Plan  of  Reorganization.

     2.1 The Merger. Subject to the terms and conditions of this Agreement and the Certificate of Merger, RETN shall be merged with and into ANFS in accordance with the applicable provisions of the laws of the State of Delaware, and with the terms and conditions of this Agreement and the Certificate of Merger, so that:


     (a) At the Effective Time (as defined in Section 2.7 (below)), RETN shall be merged with and into ANFS. As a result of the Merger, the separate corporate existence of RETN shall cease, and ANFS shall continue as the surviving corporation, and shall succeed to and assume all of the rights and obligations of RETN in accordance with the laws of Delaware.

     (b) The Certificate of Incorporation and Bylaws of ANFS in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws, respectively, of the Surviving Corporation after the Effective Time unless and until further amended as provided by law.

     (c) Subject to the terms of this Agreement, the directors and officers of ANFS immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation after the Effective Time. Such directors and officers shall hold their position until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the Surviving Corporation.

     2.2 AMERINET Series A Stock. The AMERINET Series A Stock Shall have the following preferred rights:

     (a) The AMERINET Series A Stock shall have no voting rights except as required by law and as provided in ANFS' Certificate of Incorporation attached hereto as Exhibit B.
            -----------

     (b) Each of the Preferred Shares will have a liquidation preference of Three Dollars ($3.00) per share. After payment in full of such liquidation amount, the Common Stock shareholders shall then each receive a liquidation payment of Three Dollars ($3.00) per share. Thereafter, all Common Stock and Preferred Stock shareholders of AMERINET shall participate equally on a per share basis in any further liquidation payments

     (c) Each of the Preferred Sham will have an annual, noncumulative dividend preference equal to Eighteen Cents ($0.18) per share. Following the payment of this dividend preference in any year, the Preferred Shares will participate with the AMERINET Common Stock equally on a Share-for-share basis in any remaining dividend distributions.

     (d) The Preferred Shares will automatically convert into AMERINET Common Stock, on a one-for-one basis, upon either 01 the closing(s) of any equity offering(s) for the account of AMERINET which results in aggregate gross cash proceeds to AMERINET of at least $20,000,000 received after the Effective Time or (it) at such time that AMERINET is listed and trading as a National Market System company on NASDAQ.

     2.3 Conversion of Shares. Each share of RETN Common Stock, issued and outstanding immediately prior to the Effective Time, will, by virtue of the Merger, and at the Effective Time, and without further action on the part of any holder thereof, be converted into two thousand (2,000) shares of fully paid and nonassessable shares of AMERINET Series A Stock.

     2.4 Fractional Shares No fractional shares of AMERINET Series A Stock will be issued in connection with the Merger.

     2.5 Lock-up Arrangement. At the Effective Time, certificates representing Four Hundred Thousand (400,000) of the shares of the AMERINET Series A Stock issued to JNE in the Merger SHALL be subject to a lock-up. The JNE Lock-up Sham shall be held as collateral for the indemnification obligation of JNE under Section 11 and pursuant to the provisions of a lock-up agreement to be entered into between the parties, with the terms of such agreement to be mutually agreed upon, which terms shall not be inconsistent with the terms set forth in this Agreement.

     2.6 Contingent Shares JNE shall be issued in additional Four Hundred Thousand (400,000) AMERINET Series A Stock shares (the *Contingent Shares") on the six month anniversary date following the Closing Date (the "Contingent Share Date") if, on, or before such anniversary, RETN shall have sold, delivered and received payment subsequent to the Closing Date for not less than 10 real estate satellite system to new clients and AMERINET shall have raised not less than $750,000 in equity financing on terms reasonably acceptable to AMERINET following the Closing.
2.7      The  Closing.  Subject  to termination of this Agreement as provided in
Section 10 (below), the Closing shall take place at the offices of AMERINET as soon as possible upon the satisfaction or waiver of all conditions set forth in Sections 8 and 9 hereof, or such other time and place as is mutually agreeable to the parties.

     2.8 Effective Time. Simultaneously with the Closing, the Certificate of Merger shall be filed in the office of the Secretary of State of the State of Delaware. The Merger shall become effective immediately upon the filing of the Certificate of Merger with such office.

     2.9 Tax Free Reorganization. The parties intend to adopt this Agreement as a tax-free plan of reorganization to consummate the Merger in accordance with the provisions of '368(a)(2)(D) of the Code. Each parry agrees that it will not take or assert any position on any tax return, report or otherwise which is inconsistent with the qualification of the Merger as a reorganization within the meaning of 5368(a) of the Code. Except for cash paid in lieu of fractional shares, no consideration that could constitute "other property" within the meaning of S356 of the Code is being paid by ANFS for the RETN Common Stock. In addition, ANFS represents now, and as of the Closing Date, that it presently intends to continue RETN's historic business. or use a significant -portion -of RETN's business assets in a business.

     3. Representations and Warranties of JNE and RETN. Except as otherwise set forth in the RETN Disclosure Schedule attached hereto, JNE and RETN jointly and severally represent and warrant to AMERINET and ANFS as set forth below. No fact or circumstance disclosed shall constitute an exception to these representations and wan-antics unless such fact or circumstance is set forth in the RETN Disclosure Schedule or such supplements thereto as may mutually be agreed upon in writing by JNE, RETN, AMERINET and ANFS.

     3.1 Organizaton. RETN and JNE are corporations duly organized, validly existing and in good standing under the laws of the state of incorporation of such entity and have the corporate power and authority to carry on their respective businesses as it is now being conducted. RETN and JNE am duly qualified or licensed to do business and are in good standing in each jurisdiction in which the nature of their respective businesses or properties makes such qualification or licensing necessary except where the failure to be so qualified would not have a Material Adverse Effect on RETN and JNE. The RETN Disclosure Schedule contains a true and complete listing of the locations of all sales offices, manufacturing facilities, and any other offices or facilities of RETN, and a true and complete list of all states in which RETN maintains any employees. The RETN Disclosure Schedule contains a true and complete list of all states in which RETN is duly qualified to transact business as a foreign corporation. True and complete copies of RETN's Articles of Incorporation and Bylaws, as in effect on the date hereof and as to be in effect: as of the Closing, have been provided to AMERINET, ANFS or its representatives.
     3.2     Capitalization  of  RETN.

     (a) General. As of the Closing Date, the authorized equity securities of RETN will consist of two thousand five hundred (2,500) shares of common stock, of which five hundred (500) shares are issued and outstanding, and no (-0-) shares of Preferred Stock, of which no shares are issued and outstanding. No other shires of capital stock are issued and outstanding. All of ' of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by RETN which provide for the purchase, issuance or transfer of any shares of the capital stock of RETN nor are there any outstanding securities granted or issued by RETN that are convertible into any shares of the equity securities of RETN, and none is authorized.

     (b) JNE Ownership. JNE is the record and beneficial owner of all such shares of RETN Common Stock, free and clear of any and all claims, liens, encumbrances or security interests. Neither JNE nor RETN is under any obligation to register under the Securities Act any such shares or any other securities of RETN that might be issued in the future if the Merger were not consummated. Neither JNE nor RETN are a party to any voting agreement or other understanding that affects or relates to the voting or giving of written consent with respect to such shares or any other of RETN's securities that Might be issued in the future if the Merger were not consummated.

     3.3 Power, Authority and Validity. JNE and RETN have the corporate power to enter into this Agreement and the other Transaction Documents to which they are parties and to carry out their obligations hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Boards of Directors of JNE and RETN and no other corporate proceedings on the part of RETN are necessary to authorize this Agreement, the other Transaction Documents and the transactions contemplated herein and therein. JNE and RETN are not subject to, or obligated under, any charter, bylaw or contract provision or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by or in conflict with its executing and carrying out this Agreement and the transactions contemplated hereunder and under the Transaction Documents. Except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevantauthorities of other states in which RETN is qualified to do business, and (ii) filings under applicable securities laws, no consent of any person who is a party to a contract which is material to RETN's business, nor consent of any governmental authority, is required to be obtained on the part of RETN to permit the transactions contemplated herein and to permit RETN to continue the business activities of RETN as previously conducted by RETN without a Material Adverse Effect. This Agreement is, and the other Transaction Documents when executed and delivered by JNE and RETN shall be, the valid and binding obligations of JNE and RETN, enforceable in accordance with their respective terms.

     3.4     Financial  Statements.

     (a) RETN has delivered to AMERINET copies of the RETN Financial Statements.

     (b) The RETN Financial Statements are complete and in accordance with the books and records of RETN and present fairly the financial position of RETN as of its historical dates. The RETN Financial Statements have been prepared in accordance with GAAP (except for the absence of footnotes) applied on a basis consistent with prior periods. Except and to the extent reflected or reserved against in such balance sheets (including the notes thereto), RETN does not have, as of the dates of such balance sheets, any liabilities or obligations
(absolute or contingent) of a nature required or customarily reflected in a balance sheet (or the notes thereto) prepared in accordance with GAAP. The reserves, if any, reflected on the RETN Financial Statements are adequate in light of the contingencies with respect to which they are made.

     (c) RETN has no debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the RETN Financial Statements, except for those 01 that may have been incurred after the date of the RETN Financial Statements; or (ii) that are not required by GAAP to be included in a balance sheet or the notes thereto.

     3.5     Tax  Matters.

     (a) RETN has fully and timely, properly and accurately filed all tax returns and reports required to be filed by it, including all federal, foreign, state and local tax returns and estimates for all years and periods (and portions thereof) for which any such returns, reports or estimates were due. All such returns, reports and estimates were prepared in the manner required by applicable law. All income, sales, use, occupation, property or other taxes or assessments clue from REIN have been paid. There am no pending assessments, asserted deficiencies or claims for additional tam that have not been paid. The reserves for taxes, if any, reflected on the RETN Financial Statements are adequate and there are no tax liens on any property or assets of RETN. There have been no audits examinations of any tax returns or reports by my applicable governmental agency. No state of facts exists or his .existed which would constitute grounds for the assessment of any penalty or of any further tax liability beyond that shown on the respective tax -reports, returns or estimates. There am no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, am or local income tax return or
 .  report  for  any  period.

     (b) All tam which RETN has been required to collect or withhold have been duly withheld or collected and, to the extent required. have been paid to the proper taxing authority.

     (c) RETN is not a party to any tax-sharing agreement or similar arrangement with any other party.
(d) At no time has RETN been included in the federal consolidated tax return of any affiliated group of corporations.

     (e) No payment which RETN is obliged to pay to any director, Officer, employee or independent contractor pursuant to the terms of an employment agree-severance agreement or otherwise will constitute an excess parachute payment as defined in '28OG of the Code.

     (f) RETN is not currently under any contractual obligation to pay any tax obligations of, or with respect to any transaction relating to, any other person or to indemnify any other person with respect to- any tax.

     3.6     Tax-Free  Reorganization

     (a) Neither RETN nor JNE his taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of 368(a) of the Code.

     (b) There is no present plan or intention by JNE to sell, exchange or otherwise dispose of the ANERR14ET Series A Stock to be received in the Merger.

     (c) Neither JNE nor RETN is an *investment company as defined in 368(a)(2)(F)(iii) and (iv) of the Code.

     3.7 Absence of Certain Changes or-Events Since June 30, 1996, RETN has not:

     (a) suffered any Material Adverse Effect in its financial condition or in the operations of its business, nor any Material Adverse Effect in its balance sheet, (with the REIN Financial Statements and any subsequent balance sheet analyzed as if each had been prepared according to GAAP), including but not limited to cash distributions or material decreases in the net assets of RETN;

     (b) suffered any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting its properties or business.

     (c) granted or agreed to make any increase in the compensation payable or to become payable by it to its officers or employees, except those occurring in the ordinary course of business;

     (d) declared, set aside or paid any dividend or made any other distribution on or in respect of the shares of its capital stock or declared any direct or indirect redemption, retirement, purchase or other acquisition by-it of such shares;

     (e) issued any shim of its capital stock or any warrants, rights, options or entered into any commitment relating to its shares;

     (f) made any change in the accounting methods or practices it follows, whether for general financial or tax purposes, or any change in depreciation or amortization policies or rates adopted therein;

     (g) sold, leased, abandoned or otherwise dis posed of any real property or any machinery, equipment or other operating property other thin in the ordinary course of business;

     (h) sold, assigned, transferred, licensed or otherwise disposed of any patent, trademark, trade name, brand name, copyright (or pending application for any patent, trademark or copyright) invention, work of authorship, process, know-how, formula or trade secret or interest thereunder or other intangible asset except in the ordinary course of its business;

     (i)  suffered  any  labor  dispute;

     (j) engaged in any activity or entered into any material commitment or transaction (including without limitation any borrowing or capital expenditure) other thin in the ordinary course of business;

     (k) incurred any liabilities except in the ordinary course of business (which liabilities in the ordinary course of business do not exceed $10,000 as of the Closing Date) and consistent with past practice which would be required to be disclosed in financial statements prepared in accordance with GAAP;

     (1) permitted or allowed any of its property or assets to be subjected to any mortgage, deed of trust, pledge, lien, security interest or other encumbrance of any kind, except those permitted under Section 3.8 hereof, other than any purchase money security interests incurred in the ordinary course of business;

     (m) made any capital expenditure or commitment for additions to property, plant or equipment individually in excess of Ten Thousand Dollars ($10,000), or in the aggregate, in excess of Fifty Thousand Dollars ($50,000);

     (n) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets to, or entered into any agreement or arrangement with any of its Affiliates, officers, directors or stockholder or any Affiliate or associate of any of the foregoing;

     (o) made any amendment to or terminated any agreement which, if not so amended or terminated, would be required to be disclosed on the RETN Disclosure Schedule; or

     (p) agreed to take any action described in Sections 2.9, 3.6 or 3.7 or outside of its ordinary course of business or which would constitute a breach of any of the representations contained in this Agreement.

     3.8 Title and Related Matters, RETN has good and marketable title to all the properties, interests in properties and assets, real and personal, reflected in the RETN Financial Statements or acquired after the date of the RETN Financial Statements (except properties, interests in properties and assets sold or otherwise disposed of since the date of the RETN Financial Statements in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current taxes not yet due and payable and except for liens which in the aggregate do not secure more than Ten Thousand Dollars ($10,000) in liabilities. The equipment of RETN used in the operation of its business is in good operating condition and repair. The RETN Disclosure Schedule contains a description of all real and personal property leased or owned by RETN, identifying such property and, in Elie case of real property, stating the monthly rental due, term of lease and square feet leased. True and correct copies of each of RETN's leases have been provided to AMERINET, ANFS or its representatives.

     3.9     Proprietary  Rights.

     (a) RETN owns all right, title and interest in and to, or valid licenses for use of, all patents, copyrights, technology, software, software tools, know-how, processes, trade secrets, trademarks, service marks, trade names and other proprietary rights used in or necessary for the conduct of RETN's business as conducted to the date hereof or contemplated, including, without limitation, the technology and all proprietary rights developed or discovered or used in connection with or contained in the RETN ' Products/Services, free and clear of all liens, claims and encumbrances (including without limitation distribution rights) (all of which are referred to as "RETN Proprietary Rights") and RETN has the right to transfer all such rights to ANFS as contemplated hereby, which RETN Proprietary Rights if not so owned by RETN would have a Material Adverse Effect on RETN. The foregoing representation as it relates to RETN Third-Party Technology (as hereinafter defined) is limited to RETN's interest pursuant to the RETN Third-Party Licenses (as hereinafter defined), 211 Of which are valid and enforceable and in full force and effect and which grant RETN such rights to the RETN Third-Party Technology as are employed in or necessary to the business of RETN as conducted or proposed to be conducted. The RETN Disclosure Schedule contains an accurate and complete description of (i) all patents, trademarks (with separate listings of registered and unregistered trademarks), trade names, and registered copyrights in or related to the RETN Products/ Services, all applications and registration statements therefor, and a list of all licenses and other agreements relating thereto; and (ii) a list of all licenses and other agreements with third parties (the "RETN Third-Party licenses") relating to any inventions, technology, know-how, or processes that RETN is licensed or otherwise authorized by such third parties to use, market, distribute or incorporate into products distributed by RETN (such Software, inventions, technology, know-how and processes am collectively referred to as the "RETN
Third-Party Technology"). RETN's trademark or trade name registrations related to the RETN Products/Services and all of RETN's copyrights in any of the RETN Products/Services are valid and in full force and effect, and consummation of the transactions contemplated hereby will not alter or impair any such rights. No claims have been asserted against RETN (and RETN is not aware of any claims which am likely to be asserted against it or which have been asserted against others) by any person challenging RETN's use, possession, manufacture,sale,
                                                               ------------
provision or distribution of the RETN Products/Services under any parents, trademarks, trade names, copyrights, trade secrets, technology, know-how or processes utilized by RETN (including, without limitation, the RETN Third-Party Technology) or challenging or questioning the validity or effectiveness of any license or agreement relating thereto (including, without limitation, the RETN Third-Party Licenses).

     (b) No employee of RETN is in violation of any material term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with RETN or, to JNE's or RETN's actual knowledge, any other party because of the nature of the business conducted by RETN or proposed to be conducted by RETN.

     (c)  Each  person  presently  or  previously  employed  by  RETN
(including independent contractors, if any) with access to confidential information has executed a confidentiality and non-disclosure agreement pursuant to the form of agreement previously provided to ANFS or its representatives. Such confidentiality and non-disclosure agreements constitute valid and binding obligations of RETN and such person, enforceable in accordance with their respective terms. Neither the execution or delivery. of such agreements, nor the carrying on of their business as employees by such persons, nor the conduct of their business as currently anticipated, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any of such persons is obligated.

     (d) No product or service liability or warranty claims which individually or in the aggregate could exceed One Thousand Dollars ($1,000) 'individually or Ten Thousand ($10,000) in the aggregate have been communicated to, or threatened against, RETN nor, to RETN's actual knowledge, is there any specific situation, set of facts or occurrence that provides a basis for such claim.

     3.10 Employee Benefit Plans There is no unfunded prior service cost with respect to any bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, or other employee benefit or fringe benefit plans, whether formal or informal, maintained by RETN. Each -bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, and other employee benefit or fringe benefit plans, whether formal or informal, maintained by RETN conforms to all applicable requirements of the Employees Retirement Income Security Act of 1974. The RETN Disclosure Schedule lists and describes all profit-sharing, bonus, incentive, deferred compensation, vacation, severance pay, retirement, stock option, group insurance or other plans (whether written or not) providing employee benefits.

     3.11  Bank  Accounts.The  REIN Disclosure Schedule sets forth the names and
           ---------------
locations of all banks, trusts, companies, savings and loan associations, and other financial institutions at which RETN maintains accounts of any nature and the names of all persons authorized to draw thereon or make withdrawals therefrom.

3.12     Contracts

     (a) RETN has no agreements, contracts or commitments that provide for the sale, licensing or distribution by RETN of any of its products, services, inventions, technology, know-how, trademarks or trade names except in the ordinary course *-its business.

     (b) RETN has no agree ments, contracts or commitments that call for fixed and/or contingent payments or expenditures by or to RETN of more than Ten Thousand Dollars ($10,000).

     (c) Without limiting the provisions of Section 3.9 and except for any agreements with AMERINET or ANFS, REIN his not granted to any third party any exclusive rights of any kind with respect to any of the RETN Products/Services.

     (d) There is no outstanding sales contract, commitment or proposal of RETN that is currently expected to result in any loss to RETN (before allocation of overhead and administrative costs) upon completion or performance thereof which would have a Material Adverse Effect on RETN.

     (c) RETN has no outstanding agreements, contracts or commitments with officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers that are not cancelable by it on notice of not longer thin thirty (30) days and without liability, penalty or premium.

     (f) RETN has no employment, independent contractor. or similar agreement, contract or commitment that is not terminable on no more thin thirty (30) days' notice without penalty or liability of any type, including without limitation severance or termination pay.

     (g) RETN has no currently effective collective bargaining or union agreements, contracts or commitments.

     (h) RETN is not restricted by agreement from competing with any person or from carrying on its business anywhere in the world.

     (i) RETN has not guaranteed any obligations of other persons or made any agreements to acquire or guarantee any obligations of other persons.

     (j) RETN has no outstanding loan or advance to any person; nor is it party to any line of credit, standby financing, revolving credit or other similar financing arrangement of any sort which would permit the -borrowing by RETN of any sum not reflected in the REIN Financial Statements.

     (k) All material contracts, agreements and instruments to which RETN is a parry are valid, binding, in full force and effect, and enforceable by RETN in accordance with their respective terms. No such material contract, agreement or instrument contains any material liquidated-damages, penalty or similar provision. RETN has not received any notice from any party to any such material contract, agreement or instrument that such party intends to cancel, withdraw, modify or amend such contract, agreement or arrangement.

     (l) The RETN Disclosure Schedule lists all material agreements pursuant to which RETN has agreed to supply to any third party RETN Products/Services.

     (m) RETN is not in default under or in breach or violation of, nor, to its actual knowledge, is there any valid basis for any claim of default by RETN under, or breach Or violation by RETN of, any contract, commitment or restriction to which RETN is a party or to which it or any of its properties is bound, where such defaults, breaches, or violations would, in the aggregate, have a Material Adverse Effect on RETN. To RETN's actual knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any other party under or any breach or violation by any other party of, any material contract, commitment, or restriction to which RETN is bound or by which any of its properties is bound, where such defaults, breaches, or violations would, in the aggregate, have a Material Adverse Effect on RETN.

     (n) All agreements, contracts and commitments (the "Material Contracts") listed or described in the RETN Disclosure Schedule pursuant to this Section
3.12 are assumable, or will otherwise be the property of, the Surviving Corporation following the Merger without further action by the Surviving
Corporation or ANFS. If any of the Material Contracts are not assumable by or will not be the property of, the Surviving Corporation following the Merger, then RETN his described in the RETN Disclosure Schedule such actions as is necessary for assumption of the Material Contract by the Surviving Corporation.

     (o) True and correct copies of each document or instrument described in the RETN Disclosure Schedule pursuant to this Section 3.12 have been made available to AMERINET, ANFS, or their representatives.

     3.13 Insider Transactions. No Affiliate of RETN or JNE has any interest in (i) any material equipment or other property, real or personal, tangible or intangible, including, without limitation, any item of intellectual property, used in connection with or pertaining to the business of RETN; or (ii) any creditor, supplier, customer, agent or representative of RETN; provided, however, that no such Affiliate or other person shall, be deemed to have such an interest solely by virtue of the ownership of less thin one percent (1%) of the outstanding stock or debt securities of any publicly-held company, the stock or debt securities of which are traded on a recognized stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System.

     3.14 Insurance. The RETN Disclosure Schedule contains a list of the principal policies of fire, liability and other forms of insurance held by RETN.

     3.15 disputes and Litigation. There is no suit, action, litigation, proceeding, investigation, claim, complaint, or accusation pending, or to 'its knowledge threatened against or affecting RETN or any of its properties, assets or business or to which RETN is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and to its knowledge, there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect RETN or any of its properties, assets or businesses; and
(c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting RETN or any of its properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of RETN or any such person's heirs, executors or administrators as against RETN.

     3.16 Compliance with Laws. RETN has at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations which lack of compliance or violation would cause a liability or Material Adverse Effect in dollar terms of in excess of $10,000. RETN has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of RETN for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval which action, lack of compliance or violation would cause a liability or Material Adverse Effect in dollar terms of in excess of $10,000. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by RETN.

3.17     Subsidiaries.  RETN  has  no  subsidiaries.

3.18     Environmental  Matters'  To  its  knowledge:

     (a) As of the date hereof, no underground storage tanks am present under any property that RETN has at any time owned, operated, occupied or leased. As of the date hereof except as set forth in the RETN Disclosure Schedule, no material amount of any substance char has been designated by any governmental entity, or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amen" and the regulations promulgated pursuant to said laws (a "hazardous Material"), excluding office, janitorial and other immaterial supplies, am present, as a result of the actions of RETN or, to RETN's actual knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water, that RETN have at any time owned, operated, occupied or leased which would be reasonably likely to have a Material Adverse Effect on RETN.

     (b) At no time has RETN transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has RETN disposed of, transported, sold, or manufactured any product containing a Hazardous Material in violation of any rule, regulation, treaty or statute promulgated by any governmental entity to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activities which would be reasonably likely to have a Material Adverse Effect on RETN.

     (c) RETN currently holds all environmental approvals, permits, licenses, clearances and consents necessary for the conduct of its business as such business is currently being conducted, the absence of which would be reasonably likely to have a Material Adverse Effect on RETN.

     (d) No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the actual knowledge of RETN, threatened concerning any Environmental Permit which would be reasonably likely to have a Material Adverse Effect on RETN. RETN is not aware of any fact or circumstance which could involve it in any environmental litigation or impose upon it any environmental liability which would be reasonably likely to have a Material Adverse Effect on RETN

     3.19 Corporate Documents. RETN his furnished to AMERINET for its examination: (i) copies of its Certificate or Articles of Incorporation and Bylaws; (ii) its Minute Book containing all records required to be set forth of all proceedings, consents, actions, and meetings of the stockholders, the board of directors and any committees thereof-, (iii) all permits, orders, and consents issued by any regulatory agency with respect to RETN, or any securities of RETN, and all applications for such permits, orders, and consents; and (iv) its stock transfer books setting forth all transfers of any capital stock. The corporate minute books, stock certificate books, stock registers and other corporate records of RETN are complete and -cc,in all material respects, and the
                                           ----
signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the sane. AU actions reflected in such books and records were duly and validly taken in compliance with the laws of the applicable jurisdiction.

     3.20 No Brokers, Neither JNE nor RETN is obligated for the payment of fees or expenses of any broker or finder in connection with the or&, negotiation or execution of this Agreement or the Certificate of Merger or in connection with any transaction contemplated hereby or thereby.

     3.21 Disclosure No statements by JNE or RETN contained in this Agreement and the Exhibits and RETN Disclosure Schedule attached hereto, any other Transaction Document or any written statement or certificate furnished or to be furnished pursuant hereto or in connection with the transactions contemplated hereby and thereby (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under Which they were made.

     4. Representations and Warranties of AMERINET and ANFS. Except as otherwise set forth in the ANFS Disclosure Schedule attached hereto, AMERINETand
                                                                     --------
ANFS represents and warrants to RETN as set forth below. No fact or circumstance disclosed to JNE shall constitute in exception to these representations- and warranties unless such fact or circumstance is set forth in the ANFS Disclosure Schedule or such supplements thereto as may mutually be agreed upon in writing by AMERINET and JNE.

     4.1 Corporate Existence and Authority of AMERINET. AMERINET is a corporation duly organized, validly existing and in good standing under the laws of the state of incorporation of such entity and his the corporate power and authority to carry on its business as it is now being conducted. AMERINET is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or properties makes such qualification or licensing necessary except where the failure to be so qualified would not have a Material Adverse Effect on AMERINET. AMERINET has the corporate power to enter into this Agreement and the other Transaction Documents to which they are parties and to carry out their obligations hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of AMERINET and no other corporate proceedings on the part of AMERINET are necessary to authorize this Agreement, the other Transaction Documents and the transaction contemplated herein and therein. AMERINET is not subject to, or obligated under, any contract provision which would be breached or violated by or in conflict with its executing and carrying out this Agreement and the transactions contemplated hereunder and under the Transaction Documents. This Agreement is, and the other Transaction Documents when executed and delivered by AMERINET shall be, the valid and binding, obligations of AMERINET, enforceable in accordance with their respective terms.

     4.2 Capitalization of AMERINET. As of the Closing Date, the authorized equity securities of AMERINET will consist of fifty million (50,000,000) shares of common stock, of which seven million one hundred two thousand six hundred seventy (7,102,670) shares are issued and outstanding, and fifty million (50,000,000) shares of Preferred Stock, of which no shares are issued and outstanding. No other sham of capital stock of AMERINET are issued and outstanding All of the issued and outstanding sham have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There am no options, wan-ants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by AMERINET which provide for the purchase, issuance or transfer of any shares of the capital stock of AMERINET nor are there any outstanding securities granted or issued by AMERINET that am convertible into any shares of the equity securities of AMERINET, and none is authorized.

     4.3 Subsidiaries. There are no Subsidiaries of AMERINET, except as identified in the ANFS Disclosure Schedule.

     4.4 Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which AMERINET is a party or to its knowledge by which it or any of its properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of AMERINET; (C) to its knowledge violate any law, rule or regulation of any federal or state regulatory agency; or (d) to its knowledge permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on AMERINET or any of its actions.

4.5     Taxes.

     (a) All taxes, assessments, fees, penalties, interest and other governmental charges with respect to AMERINET which have become due and payable on the date hereof have been paid in full or adequately reserved against by AMERINET, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and 211 interest and penalties thereon with respect to the periods then ended and for all periods thereto;

     (b) There are no agreements, waivers or other arrangements providing for in extension of time with respect to the assessment of any tax or deficiency against AMERINET, nor are there any actions, suits, proceedings, investigations or claims now pending against AMERINET, nor are there any actions, suits, proceedings, investigations or claim now pending against AMERINET in respect of any tax or assessment, or any matters under discussion with any feeral, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxesor assessments asserted by any such authority, and there is
                -----
no basis for the assertion of any additional tam or assessments against AMERINET, and

     (c) The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against AMERINET.

     4.6 Disputes and Litigation. There is no suit, action, litigation, proceeding investigation, claim, complaint, or accusation pending, or to its knowledge threatened against or affecting AMERINET or any of its properties, assets or business or to which AMERINET is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau., agency or instrumentality), and to its knowledge there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) to its knowledge there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect AMERINET or any of its properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting AMERINET or any of its properties, assets or business. To its knowledge, there is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of AMERINET or any such person's heirs, executors or administrators as against AMERINET.

     4.7     Compliance  with  Laws.To its knowledge, AMERINET has at all times,
             -----------------------
been, and presently is, in full compliance with, and has not received notice of any claimedviolation of, any applicable federal, state, local, foreign and other laws, rules and regulationswhich lack of compliance or violation would cause a liability or Material Adverse Effect in dollar terms of in excess of $100,000. AMERINET has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or: foreign governmental agency and all such returns, reports, documents and information are true; and complete in all respects. To its knowledge, all permits, licenses, orders, franchises and, approvals of all federal, state, local or foreign governmental or regulatory bodies required of, AMERINET for the conduct of its business have been obtained, no violations arc or have been: recorded in respect of any such permits, licenses, orders, franchises and approvals, and there': is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity,. sufficiency or continuance of any such permit, license, order, franchise or approval which action, lack of compliance or violation would cause a liability or Material Adverse Effect in' dollar terms of in excess of $100,000. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by AMERINET.

     4.8     Guarranties.AMERINET has not guaranteed any dividend, obligation or
             ------------
indebtedness of any Person; nor his any Person guaranteed any dividend, obligation or indebtedness of AMERINET.

     4.9     Financial  Statements.
             ----------------------

     (a)  AMERINET  has  delivered  toJNE  copies  of  the  AMERINET:  Financial
                                    --
Statements.

     (b) The AMERINET Financial Statements arc complete and in accordance with the books and records of AMERINET and present fairly the financial position of AMERINET as of its historical dares. The AMERINET Financial Statements have been prepared in accordance with GAAP (except for the absence of footnotes) applied on a basis consistent with prior periods. Except and to the extent reflected or reserved against in such balance sheets (including the notes thereto), AMERINET does not have, as of the dares of such balance sheets, any liabilities or obligations (absolute or contingent) of a nature required or customarily reflected in a balance sheet (or the notes thereto) prepared in accordance with GAAP. The reserves, if any, reflected on the AMERINET Financial Statements are adequate in light of the contingencies with respect to which they are made.

     (c) AMERINET has no debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the AMERINET Financial Statements, except for those (i) that may have been incurred after the date of the AMERINET Financial Statements; or (ii) that are not required by GAAP to be included in a balance sheet or the notes thereto.

     4.10     Tax-Free  Reorganization.
              -------------------------

     (a) AMERINET has not taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions' of 368(a) of the Code.

     (b) AMERINET is not an investment company as defined in: 368(a)(2)(F)(iii) and (iv) of the Code.

     4.11     Title  and  Related Matters.AMERINET has good and marketable title
              ----------------------------
to 0 the properties, interests in properties and mats, real and personal, reflected in -the AMERINET Financial Statements or acquired after the date of the AMERINET Financial Statements (except properties, interests in properties and assets sold or otherwise disposed of since the date of the AMERINET Financial Statements in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current taxes not yet due and payable and except for liens which in the aggregate do not secure more than One Hundred Thousand Dollars ($I00,000) in liabilities. The equipment of AMERINET used in the operation of its business is in good operating condition and repair.

     4.12     Proprietary  Rights.AMERINET owns all right, title and interest in
              --------------------
and to, or valid licenses; for use of, all patents, copyrights, technology, software, software tools, know-how, processes, trade secrets, trademarks, service marks, trade names and other proprietary rights used in or necessary for the conduct of AMERINET's business as conducted to the date hereof, including, without limitation, the technology and all proprietary rights developed or discovered or used in connection with or contained in the AMERINET
Products/Services, free and clear of all liens, claims and encumbrances (including without limitation distribution rights) (all of which are referred to j AMERINET Proprietary Rights"), which AMERINET Proprietary Rights if not so owned by AMERINET would have a Material Adverse Effect an AMERINET. No claims have been asserted against AMERINET (and AMERINET is not aware of any claims which are likely to be asserted against it or which have been asserted against others) by any person challenging AMERINET's use, possession, manufacture, sale, provision or distribution of the AMERINET Products/Services under any patents, trademarks, trade names, copyrights, trade secrets, technology, know-how or processes utilized by AMERINET or challenging or questioning the validity or effectiveness of any license or agreement relating thereto.

     4.13     Environmental  Matters.To  its  knowledge:
              -----------------------

     (a) As of the date hereof, no underground storage tanks are present under any property that AMERINET his at any time owned, operated, occupied or leased. As of the date hereof except as set forth in the AMERINET Disclosure Schedule, no material amount of any substance that has been designated by any governmental entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, ureaformaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental. Response, Compensation and Liability Act Of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material"), excluding office, janitorial and other immaterial supplies, are present, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water, that AMERINET has at any time owned, operated, occupied or leased which would be reasonably likely to have a Material Adverse Effect on AMERINET

     (b) At no time has AMERINET transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has AMERINET disposed of, transported, sold, or manufactured any product containing a Hazardous Material in violation of any rule, regulation, treaty or statute promulgated by any governmental entity to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activities which would be reasonably likely to have a Material Adverse Effect on AMERINET.

     (c) AMERINET currently holds all environmental approvals, permits, licenses, clearances and consents necessary for the conduct of its business as such business is currently being conducted, the absence of which would be reasonably likely to have a Material Adverse Effect on AMERINET.

     (d) No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the actual knowledge of AMERINET, threatened concerning any Environmental Permit which would be reasonably likely to have a Material Adverse Effect on AMERINET. AMERINET is nor aware of any fact or .circumstance which could involve it in any environmental litigation or impose upon it anyenvironmental liability which would be reasonably likely to have a Material Adverse Effect on AMERINET.

     4.14     No  Brokers.AMERINET  is  not obligated for the payment of fees or
              ------------
expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or the Certificate of Merger or in connection with any transaction contemplated hereby or thereby.

     4.15 Disclosure. No statements by AMERINET contained in this Agreement and the Exhibits and AMERINET Disclosure Schedule attached hereto, any other Transaction Document or any written statement or certificate furnished or to be furnished pursuant hereto or in connection with the transactions contemplated hereby and thereby (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     5.     Preclosing  Covenants  of  RETN  and.
            -------------------------------------

     5.1 Notices and Approvals. JNE agrees: (a) to give and to cause RETN to give all notices to third parties which may be necessary or deemed desirable by AMERINET in connection with this Agreement and the consummation of the transactions contemplated hereby, (b) to use its best efforts to obtain and to cause RETN to obtain, all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by AMERINET in connection with this Agreement and the consummation of the transaction contemplated hereby, and (c) to use its best efforts to obtain, and to cause RETN to obtain, all consents and authorizations of any other third panics necessary or deemed desirable by AMERINET in connection with this Agreement and the consummation of the transactions contemplated hereby.

     5.2 Employment Agreements, Other Commitments Terminated. Prior to the Closing, all employment agreements to which RETN is a party shall be reviewed by RETN and AMERINET and, as agreed between them, either terminated prior to the Closing or assumed by ANFS as of the Closing with such modifications as may be acceptable to RETN, AMERINET and the employee party to such agreement.

     5.3     Advice  of  Changes.RETN  and  JNE will promptly advise AMERINET in
             --------------------
writing (i) of any event occurring subsequent to the date of this Agreement which would reader any representation or warranty of RETN or JNE contained in this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect and (ii) of any material adverse change in RETN's business, taken as a whole.

     5.4     Information for AMERINET's Statements and Applications.JNE and RETN
             -------------------------------------------------------
and their employees, accountants and attorneys shall cooperate fully with AMERINET in the preparation of any statements or applications made by AMERINET to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish AMERINET with all information concerning JNE and RETN necessary or deemed desirable by AMERINET for inclusion in such statements and applications, including, Without limitation, all requisite financial statements and schedules.

     5.5     Conduct  of  Business by RETN.Until the Closing, RETN will continue
             ------------------------------
to conduct its business and maintain its business relationships in the ordinary and usual course and will not, without the prior written consent of AMERINET:

     (a) borrow any money which borrowings exceed in the aggregate Ten Thousand Dollars ($10,000) or incur or commit to incur any capital expenditures in excess of Ten Thousand Dollars ($10,000) in the aggregate;

     (b) lease, license, sell, transfer or encumber or permit to be encumbered any asset, intellectual property right or other property associated with the business of RETN (including sales or transfers to Affiliates of REIN, except for sales of inventory in the usual and ordinary course of business;

     (c) dispose of any of its assets, except in the regular and ordinary' course of business;

     (d) enter into any lease or contract for the purchase or sale of any': property, real or personal except in the ordinary course of business;'

     (e) pay any bonus, increased saIary, or special remuneration to any: officer or employee, including any amounts for accrued but unpaid saIary or bonuses (other than amounts not in excess of normal payments made on a regular basis in prior periods);

     (f)  change  accounting  methods;

     (g) declare, -set aside or pay any cash or stock dividend or other distribution in respect of capital, or redeem or otherwise acquire any of its capital stock;

     (h) amend or terminate any contract, agreement or license to which it is a party except in the ordinary course of business;

     (i) loan any amount to any person or entity, or guaranty or act as: a surety for any obligation;

     (j) issue or sell any shares of its capital stock of any class or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments to issue shares of capital stock, other than stock options granted as part of existing stock option program or pursuant to any recapitalization plan disclosed to and approved by AMERINET in its discretion;

     (k) split or combine the outstanding share of its capital stock of any class or enter into any recapitalization affecting the number of outstanding shares of its capital stock of any class or affecting any other of its securities;

     (l) amend its Certificate of Incorporation or Bylaws except as necessary to carry out a recapitalization plan;

     (m) make or change any election, change any annual accounting period, adopt or change any accounting method, file any amended tax return, enter into any closing agreement, settle any tax claim or assessment, surrender any right to claim refund of taxes, consent to any extension or waiver of the limitation period applicable to any tax claim or assessment, or take any ocher action or omit to take any action, if any such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the tax liability of RETN;

     (n) do anything that would cause there to be material adverse changesin its Financial Statements (with such Financial Statements analyzed as if it had been prepared according to GAAP, and including but not limited to cash distributions or material decreases in the net assets of RETN), except as would occur in the ordinary course of RETN's business, between the date of the RETN Financial Statements and the Closing Date; or

     (o)  agree  to  do  any  of  the  things described in the preceding clauses
Section  6.1(a)  through  (n).

6.     Mutual  Covenants.

     6.1     No  Public  Announcement.The  parties  shall.  make  no  public
             -------------------------
announcement concerning this Agreement, their discussions or any other memos, letters or agreements between the panics relating to the Merger until such time as they agree to the contents of a mutually satisfactory press release which they intend to publicly-release on the date of this Agreement. Either of the parties, but only after reasonable consultation with the other, may make disclosure if required under applicable law.

     6.2     Other  NegotiationBetween  the date hereof and the Closing, or such
             ------------------
earlier date as AMERINET and JNE mutually agree to discontinue discussions of the Merger, neither AMERINET nor JNE will take any action to solicit, initiate, seek, encourage or support any inquiry, proposal or offer from, furnish any information to, or participate in any negotiations with, any corporation, partnership, person or other entity or group (other than discussions pursuant to this Agreement) regarding any acquisition, any merger or consolidation with or involving RETN, or any acquisition of any material portion of the stock or assets. JNE and AMERINET agree that any such negotiations in progress as of the date hereof will be terminated or suspended during such period.

     6.3     Due  Diligence, Investigation, and Audits.At such time prior to the
             ------------------------------------------
Closing as may be reasonably requested, each party shall make available to the other party and the other parry's employees, agents and representatives all information concerning the operation, business and prospects of such party as may be reasonably requested by the other party. including, without limitation, making the -working papers of such party's independent certified public accountants available for inspection by the other parry's independent certified public accountants. Each party will cooperate with the other party for the purpose of permitting the other party to discuss such party's business and prospects with such parry's customers, creditors, suppliers and other persons having business dealings with such parry, subject to reasonable confidentiality obligations between the parties.

     6.4 Regulatory Filings: Consents: Reasonable Efforts Subject to the terms and conditions of this Agreement, JNE, RETN, AMERINET and ANFS shall use their respective best efforts to (i) make all necessary filings with respect to the Merger and this
Agreement under the Securities Act, and applicable blue sky or similar securities laws and shall use all reasonable efforts to obtain required approvals and clearances with respect thereto and shall supply all additional information requested in connection therewith; (ii) make merger notification or other appropriate filings with federal, state or local governmental bodies or applicable foreign governmental agencies and shall use all reasonable efforts to obtain required approvals and clearances with respect thereto and shall supply an additional information requested in connection therewith; (iii) obtain all consents, waivers, approvals, authorizations and orders required in connection with the authorization, execution and delivery of this
Agreement and the consummation of the Merger, and (iv) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

     6.5     Further  Assurances.Prior  to and following the Closing, each parry
             --------------------
agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect. the intents and purposes of this Agreement.

7.     Closing  Matters
       ----------------

     7.1 Filing of Certificate of Merger. On the date of the Closing, but not prior to the Closing, the Certificate of Merger shall be filed with the offices of the Secretary of State of the State of Delaware and Nevada and the merger of RETN with and into ANFS shall be consummated.

     7.2 Exchange of Certificates. At the Closing, JNE shall exchange its RETN Common Stock certificate(s) for a certificate representing the AMERINET Series A Stock.

     7.3     Delivery  of  ContingentShares.  Subject  to  fulfillment  of  the
             ------------------------
conditions subsequent for the issuance of the Contingent Shares, AMERINET shall deliver a share certificate for the Contingent Shares to JNE on the Contingent Shares Date.

     7.4     Delivery  of Documents.On or before the Closing, the parties shall.
             -----------------------
deliver the documents, and shall perform the acts, which are set forth- in Sections 8 and 9, as' specified in such Sections, including. delivery of the counterpart signature pages of the Transaction Documents executed by JNE, RETN, AMERINET and/or ANFS, as the case may be. All documents which JNE or RETN shall deliver or cause to be delivered shall be in form and substance reasonably satisfactory to AMERINET. All documents which AMERINET or ANFS shall deliver or cause to be delivered shall be in form and substance reasonably satisfactory to JNE.

     8.     Conditions  to  RETN's Obligations,.Unless otherwise provided below,
            ------------------------------------
JNE's. and RETN's obligations to close the transactions contemplated under this Agreement are. subject to the fulfillment or satisfaction by Closing of each of the following conditions (any. one or more of which may be waived by JNE, but only in a writing signed by JNE):

     8.1  Accuracy  of  Representations  and  Warranties.The representations and
          -----------------------------------------------
warranties of AMERINET and ANFS set forth in Section 4 shall be true in all material respects on and as of the Closing with the same force and effect as if they had been made at': the Closing, and JNE shall receive a certificate to such effect executed by the Presidents of AMERINET and ANFS.

     8.2  Covenants.AMERINET and ANFS shall have performed and complied with all
          ----------
of its covenants contained in Section 6 on or before the Closing, and JNE shall receive a certificate from AMERINET and ANFS to such effect executed by the Presidents of ANERINET and ANFS.

     8.3  No  Litigation.On  and  as of the Closing, no litigation or proceeding
          ---------------
shall be threatened or pending against AMERINET or ANFS with the purpose or with the probable effect of enjoining or preventing the consummation of arty of the transactions contemplated by this Agreement, and JNE shall receive a certificate to such effect executed by the Presidents of AMER24ET and ANFS.

     8.4  No Adverse Development.There shall not have been -any material adverse
          -----------------------
changes in the financial condition, results of operations, assets, liabilities, business or prospects of AMERINET since the date of this Agreement, and JNE shall receive a certificate to such effect executed by the President of AMERINET.

     8.5  Authorizations.JNE  shall have received from AMERINET written evidence
          ---------------
that the execution, delivery and performance of AMERINET's and ANFS' obligations under this Agreement and the Certificate of Merger have been duly and validly approved and authorized by the Board of Directors of AMERINET.

     8.6  Government Consents.There shall have been obtained at or prior to. the
          --------------------
Closing such permits or authorizations, and there shall have been taken such other action, as may be required by any regulatory authority having jurisdiction over the parties and the subject matter and the actions herein proposed to be taken.

     8.7 Filing of Certificate of Merger . As of the Closing, the Certificate off Merger shall have been filed with the Secretary of State of the State of Delaware.

     8.8  Registration  Rights  Agreement
          -------------------------------

     (a)  The  Corporation's  Obligation  to  Register.If  AMERINET  at any time
          ---------------------------------------------
proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement in employee benefit plan, a transaction to which' Rule 145 of the Commission is applicable or any other form or type of registration in which "Registrable Securities" (as defined below) cannot be included pursuant to Commission regulation, rule or practice), then JNE (and any other holder of 250,000 or more AMERINET Series A Stock sham received hereunder by JNE hereinafter to be referred to as a "Holder") shall receive written notice from AMERINET (the "AMERINET Notice") of its intention to make such registration (JNE's AMERINET Series A Stock Shares are referred to herein as "Registrable Securities"). If such registration is proposed to be on a form which permits inclusion of the Registrable Securities, then upon the written request by JNE given within ten (10) days after transmittal by AMERINET to JNE of the AMERINET Notice, AMERINET will, subject to the limits contained in this Section, use its reasonable efforts to cause such Registrable Securities to be registered under the Securities Act and applicable Blue Sky laws, all to the extent requisite to permit such sale or other disposition by JNE of the Registrable Securities so registered.

     (b)  Limitations\Cutbacks.The  right  of  JNE  to  request inclusion in the
          ---------------------
registration pursuant to this Section 8.9 shall terminate at such time that all of the shares of Registrable Securities held by JNE may be publicly sold under Rule 144 or any applicable exemption or registration statement without applicable volume limitations during any 90-day period. Furthermore, notwithstanding any other provision of this Section, if the underwriter managing such registration or AMERINET in a self-underwritten offering notifies JNE (and any other Holder of Registrable Securities) in writing that market or economic conditions limit the amount of securities aich may reasonably be expected to be old or that inclusion of such Registrable Securities would jeopardize the success of the offering, then AMERINET may exclude all or any portion of such Registrable Securities so long as all executive officers, directors or presently existing 5% or greater shareholders of AMERINET who remain 5% or greater shareholders at the time of such request arc likewise cutback in proportion to their respective shareholdings.

     (c) Further Documents/Lock-up.JNE shall enter into such further agreements,
         --------------------------
including indemnification and customary underwriting agreements, as AMERINET and/or the managing underwriter shall reasonably require in such registration. In connection with any public registration of AMERINET's securities after the date hereof, JNE agrees, upon the request of AMERINET or the underwriters managing such offering of AMERINET's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any AMERINET equity without the prior written consent of ANERINET or such underwriters, as the case may be, for a period of time, not to exceed ninety
(90) clays from the effective date of such registration (or such other period as shall be requested); provided that all executive officers, directors and 5% or greater shareholders of AMERINET enter into similar agreements. Such agreement shall be in writing in the form reasonably satisfactory to AMERINET and such underwriter, if applicable. AMERINET may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said lock-up period.

     9.  Conditions to AMERINET's and ANFS' ObligationsUnless otherwise provided
         ----------------------------------------------
below, the obligations of AMERINET and ANFS are subject to the fulfillment or satisfaction by Closing, of each of the following conditions (any one or more of which may be waived by AMERINET, but only in a writing signed by AMERINET):

     9.1  Accuracy  of  Representations  and  WarrantiesThe  representations and
          ----------------------------------------------
warranties of JNE and RETN contained in Section 2 shall be true in all material respects on and as of the Closing with the same force and effect as if they had been nude at the Closing, and AMERINET shall receive a certificate from JNE and RETN to such effect with respect to the representations and wan-antics of RETN executed by the Presidents of JNE and RETN.

     9.2  Coventants.JNE  and RETN shall have performed and complied with all of
          -----------
its covenants contained in Sections 5 and 6 on, or before the Closing, and AFNS shall receive a certificate from JNE and RETN to such effect signed by the Presidents of JNE and RETN.

     9.3  No  Litigation.On  and  as of the Closing, no litigation or proceeding
          ---------------
shall be threatened or pending AGAINST JNE OR RETN FOR THE PURPOSE OR WITH the probable effect of enjoining or preventing the consummation of any of the transactions contemplated by this Agreement, and AMERINET shall receive a certificate from JNE and RETN to such effect signed by the Presidents of JNE and RETN.

     9.4  Authorizations.AMERINET shall have received from RETN written evidence
          ---------------
that
the execution, delivery and performance of this Agreement and the Certificate of Merger have been duly and validly approved and authorized by RETN's Board of Directors and by JNE's Board of Directors.
AMERINET shall have received a certificate from RETN to such effect signed by the President of RETN.

     9.5  No  Adverse Development.There shall not have been any material adverse
          ------------------------
changes in the financial condition, results of operations, assets, liabilities, business or prospects of RETN since the date of this Agreement. AMERINET shall have received a certificate from RETN to such effect signed by the President of RETN.

     9.6  Government Consents.There shall have been obtained at or prior to' the
          --------------------
Closing such permits or authorizations, and there shall have been taken such other action, as may be required by any regulatory authority having jurisdiction over the parties and the subject matter and the actions herein proposed to be taken

     9.7  Filing  of  Certificate  of MergeAs of the Closing, the Certificate of
          ---------------------------------
Merger shall have been filed with the Secretary of State of the State of Delaware.

     10.  Termination  of  Agreement.

     10.1 Termination.This Agreement may be terminated at any time prior to; the
          ------------
Closing by the mutual written consent of each of the parties hereto. This Agreement may; also be terminated and abandoned

     (a) By AMERINET or ANFS if any of the conditions -precedent to AMERINET's and ANFS' obligations pursuant to Section 9 shall not have been fulfilled at and;: as of the Closing.

     (b) By JNE or RETN any of the conditions precedent to JNE's and RETN's obligations pursuant to Section 8 above shall not have been fulfilled at and as of the Closing.

     (c) By either JNE or AMERINET upon three (3) business days' prior written notice, if the Merger is not effected by September 30, 1996.

Any termination of this Agreement under this Section 10.1 shall be effected by the delivery of written notice of the terminating parry to the other parties hereto.

     10.2  Liability  for Termination.Any termination of this Agreement pursuant
           ---------------------------
to this Section 10 shall be without further obligation or liability upon any party in favor of any other party hereto; provided, that if such termination shall result from the willful failure of a party to carry our its obligations under this Agreement, then such parry shall be liable for losses incurred by the other parties as set forth in Section 10.4. The provisions of this Section 10.2 shall survive termination.

     10.3 Certain Effects of Termination In the event of the termination of this Agreement as provided in Section 10.1 hereof, each party, if so requested by the other party, will (i) return promptly every document (other than documents publicly available) furnished.
to it by the ocher party (or any subsidiary, Divisi I on, associate or affiliate of such other parry) in connection with the transactions contemplated hereby, whether so obtained before or after the execution of this Agreement, and any copies thereof which may have been made, and will.
cause its representatives and any representatives of financial institutions and investors and others to whom such documents were furnished promptly to return such documents and any copies thereof any of them may have made; or (ii) destroy such documents and cause its representatives and such other representatives to destroy such documents, and such party shall deliver a certificate executed by its president or vice president stating to such effect; and

     10.4 RemediesNo parry shall be limited to the termination right granted' in
          --------
Section 10.1 hereto by reason of the willful nonfulfillment of any condition to such party's closing obligations but may, in the alternative, elect to do one of the following:

     (a) proceed to close despite the willful nonfulfillment of any closing condition, it being understood that consummation of the transactions contemplated hereby shall be deemed a waiver of any misrepresentation or breach of warranty or covenant and of any party's rights and remedies with respect thereto to the extent that the other party shall have actual knowledge of such misrepresentation or breach and the Closing shall nonetheless take place; or

     (b) decline to close, terminate this Agreement as provided in Section 10.1 hereof, and thereafter seek damages.

     11.  Indemnification.
          ----------------

     11.1  Survival  of  Representations,  Warranties,COVENANTSand  Agreements.
           --------------------------------------------------------------------

     (a) The lock-up as provided in Section 2.5 shall terminate one (1) year after the Closing Date (the "Lock-up TERMINATION DATE"). Except asset forth in 11.1(b) below all warranties and representations of the parties hereto shall terminate on the Lock-up Termination Date. Notwithstanding the foregoing, the Lock-up Termination Date shall be accelerated to the date that AMERINET SHALL HAVE RAISED NOT LEA THAN $1,500,000 in equity financing on terms reasonably acceptable to AMERINET following the Closing if such event occurs prior to the events set forth in the preceding sentence.

     (b) The representations, warranties, covenants and agreements of the parties contained in Sections 3 and 4 of this Agreement or in any writing delivered pursuant to such sections, to the extent that a breach or default in any such representations, warranties, covenants or agreements is not as a result of fraud shall not terminate at, but rather shall survive, the Closing Date and shall terminate on the Lock-up Termination Date; provided, however, that such representations, warranties, covenants and agreements shall survive as to any claim or demand made prior to the Lock-up Termination Date until such claim or demand is fully paid or other-wise resolved by the -parties hereto in writing or by a court of competent jurisdiction. Notwithstanding the foregoing, in the event of fraud, or any breach of JNE's or RETN's representations set forth in
Section 3.2 (capitalization), the representations and warranties of the parties hereto and their respective indemnity obligations under this Section 11 shall not terminate.

     11.2 Indemnificationby JNE. JNE shall indemnify and hold harmless AMERINET,
          ---------------
ANFS, their directors and officers, and each other person, if any, who controls AMERINET or ANFS within the meaning of the Securities Act ("Controlling
Persons") in respect of any and all claims, LOSSES, damages, liabilities, demands, assessments, judgments, costs and expenses (including, without limitation, settlement costs and any legal or other expenses for investigating, bringing or defending any actions or threatened actions) reasonably incurred by AMERINET or ANFS, any of its directors, officers or Controlling Persons in connection with any misrepresentation or breach of any warranty made by JNE or RETN in this Agreement or in any schedule, exhibit, certificate or other instrument contemplated by this Agreement.

     11.3 Indemnification by AMERINET and ANFS. AMERINET and ANFS shall, jointly and severally, indemnify and hold harmless JNE and its directors and officers, and each other person, if any, who controls AMERINET or ANFS within the meaning of the Securities Act ("Controlling Persons") in respect of any and all claims, losses, damages, liabilities, demands, assessments, judgments, costs and expenses (including, without limitation, settlement costs and any legal or other expenses for investigating, bringing Or defending any actions or threatened actions) reasonably incurred by JNE or any of its directors, officers or Controlling Persons in connection with any misrepresentation or breach of any warranty made by AMERINET or ANFS in this Agreement or in any schedule, exhibit, certificate or other instrument contemplated by this Agreement.

     11.4  Claims  for  Indemnification.
           -----------------------------

     (a) Whenever any claim shall arise for indemnification under this Section 11, the indemnified party shall describe such claim in a Notice of Claim to the other party and, when known, specify the facts constituting the basis for such claim and the amount or an estimate of the amount of such claim. Each Notice of Claim shall (A) be signed by the indemnified party, (B) contain a description of the claim, (C) specify the amount of such claim, and (D) state that, in the opinion of the signer thereof, such Notice of Claim is valid under the terms of
Section  11  hereof,  and  is  being  given  in  good  faith.

     (b) The indemnified party shall give the ocher party prompt-notice of any claim for indemnification hereunder resulting from, or in connection with, any claim or Third-Party Claim and, with respect to any Third-Party Claim, the indemnified party shall undertake the defense thereof by representatives reasonably satisfactory to the indemnified parry and the other partie(s) hereto. The indemnified party shall not have the right to scale or compromise or enter into any binding agreement to scale or compromise, or consent to entry of any judgment arising from, any such claim or proceeding in its sole discretion without the prior written consent of the ocher party. Each party shall have the right to participate in any such defense of a Third-Parry Claim with advisory counsel of its own choosing at its own expense. In the event the indemnified party, within a reasonable time after notice of any Third-Parry Claim, fails to defend, the other party shall have the right to undertake the defense, compromise or settlement of such Third-Piny Claim on behalf of, and for the account of, JNE, AMERINET or ANFS, at the expense and risk of all parties to the extent of their liability set forth in Section 11. No party shall, without the indemnified party's written consent, settle or compromise any- such Third-Parry Claim or consent to entry of any judgment that does not include, as in unconditional term thereof, the giving by Elie claimant or the plaintiff to the indemnified parry, or affiliate or affiliates, as the case may be, an unconditional release from all liability in respect of such Third-Party Claim.

     11.5  Arbitration.If a party makes a good faith determination that a breach
           ------------
(or potential breach) of any of the confidentiality, non-competition, or intellectual property rights provisions of this Agreement by the other party may result in damages or consequences that will be immediate, severe, and incapable of adequate redress after the fact, so that a temporary restraining order or other immediate injunctive relief is necessary for a realistic and adequate remedy, that party may seek immediate injunctive relief without first seeking relief through arbitration. After the court has ruled on the request for injunctive relief, the parties will thereafter proceed with arbitration of the DISPUTE and stay the litigation pending arbitration. Subject to the foregoing, any dispute arising out of this Agreement, or its performance or breach, shall be resolved by binding arbitration conducted by JAMS/Endispute under the JAMS/Endispute Rules for Complex Arbitration (the "JAMS Rules"). This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-14. The parties hereto agree that pursuant to Section 9 of the Federal Arbitration Act, a judgment of the United States District Courts for the Northern District of California SHALL BE entered upon the AWARD MADE PURSUANT TO THE ARBITRATION. A single arbitrator, who shall have the authority to allocate the costs of any arbitration initiated under this paragraph, shall be selected according to the JAMS Rules within ten (10) days of the submission to JAMS/Endispute of the response to the statement of claim or the date on which any such response is due, whichever is earlier. The arbitrator shall conduct the arbitration in accordance with the Federal Rules of Evidence. The arbitrator shall decide the amount and extent of pre-hearing discovery which is appropriate. The arbitrator shall have the power to enter any award of monetary and/or injunctive relief (including the power issue permanent injunctive relief and also the power to reconsider any prior request for immediate INJUNCTIVE relief by either of the parties and any order as to immediate injunctive relief previously granted or denied by a court in response to a request therefor by either of the parties), including the power to reader an award as provided in Rule 43 OF THE JAMS RULES; PROVIDED, HOWEVER, that the arbitrator-shall not have the power. to award punitive damages under any circumstances (whether styled as -ve, exemplary, or treble damages, or any penalty or punitive type of damages) regardless of whether such damages may be available under applicable law, the parties hereby waiving their rights to recover any such damages. The arbitrator shall award the prevailing parry its costs and reasonable attorneys' fees, and the losing party shall bear the entire cost of the arbitration, including the arbitrator's fees. All arbitration shall be held in Ontario, California. In addition to the above court, the arbitration award may be enforced in any court having jurisdiction over the parties and the subject matter of the arbitration. Notwithstanding the foregoing, the parties irrevocably submit to the nonexclusive jurisdiction of the state and federal courts situated where the respondent is domiciled or resides as of the Effective Date in any action to enforce in arbitration award. With respect to any request for immediate injunctive relief, that state and federal courts in San Bernardino County, California shall have exclusive jurisdiction and venue over any such disputes.

     11.6  Limitation  on  IndemnificationNo indemnified party hereunder will be
           -------------------------------
entitled  to  make  a claim against any indemnifying party under Section 11.2 or
11.3 unless and until with respect to the parry claiming indemnification 01 the aggregate amount of losses indemnifiable by JNE exceeds Fifty Thousand Dollars ($50,000) and (it) the aggregate amount of losses indemnifiable by AMERINET and/or ANFS exceeds Two Hundred Fifty Thousand Dollars ($250,000), respectively, and then only to the extent of the excess. For purposes of the indemnification set forth in this Section 11 as it relates to the Lock-up Shares, the parties agree that each Lock-up Share shall have a value of $3.00.

     11.7  Lock-up
           -------

     (a) JNE may give ANFS a written Notice of Objection: (1) attaching a copy of such Notice of Claim; (2) stating that, in the good faith opinion of JNE, the claim described in such Notice of Claim is invalid (either in whole or in specified party) under the terms of Section I I hereof; (3) giving the reasons for the alleged invalidity; and (4) stating that based on such alleged invalidity, JNE object to the paymentof any portion of the JNE Lockup Shares to
                               -------
the requesting party on account thereof. In the event that a Notice of Objection alleges that a Notice of Claim is only partially' invalid, JNE, within thirty
(30) days of the receipt of such Notice of Claim, agrees to pay over to AMERINET or ANFS, as applicable, that portion of the amounts specified in such Notice of Claim as to which no objection is made. JNE is not required to agree to make any payments to AMERINET or ANFS in respect of a Notice of Claim that has been objected to in a Notice of Objection except as provided in the immediately preceding sentence.

     (b) AMERINET, ANFS, REIN and JNE agree to submit to final and binding -arbitration any and all disputes JNE has specified in a Notice of Objection or AMERINET or ANFS have specified in a Notice of Claim to which JNE has not responded within thirty (30) days of receipt of such Notice of Claim. Any such dispute is subject to arbitration in accordance with the JAMS Rules as provided in Section 11 hereof.

     (c) The lock-up shall be terminated on the Lock-up Termination Date; provided, however, that the lock-up may continue beyond such date if AMERINET or ANFS has asserted in indemnification claim, and any such claim remains unsatisfied.

     12.  Miscellaneous.
          --------------

     12.1  Governing  Laws.It  is  the  intention  of the panics hereto that the
           ----------------
internal laws of the State of California (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

     12.2  Binding  upon Successors and Assigns.Subject to, and unless otherwise
           -------------------------------------
provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators-and assigns of the parties hereto.

     12.3  Severability.If  any  provision of this Agreement, or the application
           -------------
thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     12.4 Entire Agreement. This Agreement, the exhibits hereto, the documents referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

     12.5  Counterparts.This  Agreement  may  be  executed  in  any  number  of
           -------------
counterparts, each of which shall be in original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or mom counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

     12.6  Expenses.Except as provided to the contrary herein, each parry shall.
           ---------
pay all of its own costs and expenses INCURRED WITH RESPECT TO THE NEGOTIATION, execution and, delivery of this Agreement, the exhibits hereto, and the other Transaction Documents.

     12.7  Amendment  and Waivers.Any term or provision of this Agreement may be
           -----------------------
amended, and the observance of any term of this Agreement may be waived either generally or in a particular instance and either retroactively or prospectively) only by a writing: signed by the party to be bound thereby. The waiver by a party of any breach hereof for for default in payment of any amount due hereunder or default in the performance hereof shall nor be deemed to constitute a waiver of any other default or any succeeding breach or default

     12.8  Survival of Agreements.All covenants, agreements, representations and
           -----------------------
warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby notwithstanding any investigation of the parties hereto and shall terminate on the date one year after the Closing Date.

     12.9  No  Waiver.The  failure  of  any  parry  to  enforce  any  Of  the
           -----------
provisions,hereof  shall  not  be  construed to be a waiver of the right of such
          ---
party  thereafter  to  enforce  such  provisions.

     12.10  Attorneys'  Fees.Should  suit be brought to enforce or interpret any
            -----------------
part! of this Agreement, the prevailing parry shall be entitled to recover, as an element of the costs:: of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including;: without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A parry not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for; purposes of determining if a party is entitled to recover costs or attorneys' fees.

     12.11  NoticesAny  notice  provided for or permitted under this Agreement';
            -------
will be treated as having been given when (a) delivered personally, (b) sent by confirmed telex or telecopy, (c) sent by commercial overnight courier with written verification of receipt, or:

     (d) mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the address set forth below, or at such other place of which the other parry, HAS BEEN NOTIFIED in accordance with the provisions of this Section 12.11.

RETN:
     Jones  Naughton  Entertainment,  Inc.
6255  Sunset  Blvd.,  Suite  2000
Los  Angeles,  CA  90028  Ann.  Joe  Naughton

With  copy  to:
     M.  Richard  Cutler,  Esq.
610  Newport  Center  Drive,  Suite  800
Newport  Beach,  CA  92660

AMERINET  and  ANFS:
     John  J.  Pembroke
AMERINET  FINANCIAL  SYSTEMS,  INC.
3400  Inland  Empire  Boulevard,  Suite  205
Ontario,  CA  91764

With  copy  to:
     Pezzola  &  Reinke
Lake  Merritt  Plaza  Bldg.
1999  Harrison  Street,  Suite  1300
Oakland,  CA  94612
Attention:  Donald  C.  Reinke,  Esq.

Such  notice  will  be  treated  as  having  been  received upon actual receipt.

     12.12  Time.Time  is  of  the  essence  of  this  Agreement.
            -----

     12.13  Construction  of Agreement. ement.This Agreement has been negotiated
            ----------------------------------
by the respective parties hereto and their attorneys and the language hereof shall not be construed: for or against any parry. The titles and headings herein are for* reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole.

     12.14  No Joint Venture.Nothing contained in this Agreement shall be deemed
            -----------------
or construed as creating a joint venture or partnership between JNE and AMERINET or ANFS. No parry is by virtue of this Agreement authorized as in agent, employee or legal representative of any other party. No party shall have any power or authority to bind or commit any other except as expressly provided by this Agreement. No party shall hold itself out as having any authority or relationship in contravention of this Section 12.14.

     12.15  PronounsAll  pronouns  and any variations thereof shall be deemed to
            --------
refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     12.16  Further AssuranceEach party agrees to cooperate fully with the other
            -----------------
parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

     12.17  Absence  of  Third-Party  Beneficiary  Rights.No  provisions of this
            ----------------------------------------------
Agreement are intended, nor shall be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder, partner of any party hereto or any other person or entity except employees and stockholders of RETN specifically referred to herein, and, except as so provided, all provisions hereof shall be personal solely between the parries to this Agreement.

(REMAINDER  OF  PAGE  INTENTIONALLY  LEFT  BLANK.)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

AMERINET  FINANCIAL  SYSTEMS  INC.
By:  /s/  John  Pembroke
Signature

John  J.  Pembroke,  Chairman  &  CEO
(Print  Name  &  Title)


ANFS,  INC.
By:  /s/  Winston  Hickman
Signature

Winston  E.  Hickman,  CFO
(Print  Name  &  Title)


JONES  NAUGHTON  ENTERTAINMENT,  INC.
By:  /s/  Joseph  Naughton
Signature

Joseph  M.  Naughton,  CEO
 (Print  Name  &  Title)



REAL  ESTATE  TELEVISION  NETWORK,  INC.
By:  /s/  Michael  D.  English
Signature

Michael  D.  English,  President
(Print  Name  &  Title)

                               AMENDMENT NO. I TO
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AMENDMENT NO. I TO AGREEMENT AND PLAN OF REORGANIZATION (this "Amendment") is entered into effective as of October 1. 1996, by and among AMERINET FINANCIAL SYSTEMS, INC., a Florida corporation ("AMERINET'), JONES NAUGHTON ENTERTAINMENT, INC., a Colorado corporation ("JNE"), REAL ESTATE TELEVISION NETWORK, INC., a Nevada corporation ("RETN"), and ANFS, INC., a Delaware corporation (ANFS" and "Surviving Corporation").

     1.     Registration  Rights Agreement.Section 8.8 of that certain Agreement
            -------------------------------
and Plan of Reorganization entered into on even date herewith by and among the parties hereto (the "Reorganization Agreement") is hereby amended in its entirety to ready as follows:

     "8.8     Registration  Rights  Agreement.
              --------------------------------

     (a)  The  Corporation's  Obligation  to  Register.If  AMERINET  at any time
          ---------------------------------------------
proposes to register any of its securities under the Securities Act (other than a registration affected solely to implement an employee benefit plan, a transaction to which Rule 145 of the Commission Is applicable or any other form or type of registration in which "Registrable Securities" (as defined below) cannot be included pursuant to Commission regulation, rule or practice), then JNE (and any other record and beneficial holder of 250,000 or more AMERINET Series A Stock shares received under the Reorganization Agreement by JNE hereinafter to be referred to as a "Holder") shall receive written notice FROM AMERINET (the "AMERINET Notice") of its Intention to make such registration (JNE's AMERINET Series A Stock Shares are referred to herein as 'Registrable Securities"), If such registration is proposed to be on a form which permits inclusion of the Registrable Securities, then upon the written request by JNE and any other Holder given within ton (10) 0) days after transmittal by AMERINET to JNE and all other Holders of the AMERINET Notice, AMERINET will, subject to the limits contained in this Section, use Its reasonable efforts to cause such Registrable Securities to be registered under the Securities Act and applicable Blue Sky laws, all to the extent requisite to permit such sale or other disposition by JNE and such other Holders of the Registrable Securities so registered.

     b. Demand Registration.Any time after the second anniversary date following
        --------------------
the Closing, JNE shall HAVE the right to request in writing (the "DEMAND Notice") registration with the Securities and Exchange Commission of Ks. Registrable Securities to be effective for a period of Two Hundred Seventy (2701 days (such request shall be In writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares), provided that AMERINET shall not be required to effect a registration pursuant to this Section Unless JNE proposes to dispose of at least Two Hundred Fifty Thousand (250,0001 shares of Registrable Securities. Upon AMERINET's receipt of the Demand Notice, it shad notify all other Holder's of JNE's Demand Notice. Each such Holder shall have ten (10) days after AMERINET's transmittal to elect to Participate in such registration. Subject to the above contingencies and the limitations set forth below. AMERINET shag thereafter use its reasonable efforts to Cause such registration to become effective as soon as reasonably possible.

     c.  Limitations.The  right  of JNE or any other Holder hereunder to request
         ------------
Inclusion in or demand the registration& pursuant to this section 8.8 shad terminate at such time that all of the shares of Registrable Securities hold by JNE may be Publicly sold (i) under Rule 144. (ii) any other applicable exemption, or Oil) pursuant to any previous registration to which JNE had the opportunity to sell Its Registrable Securities, Without applicable volume limitations during any 90-day period In at least one of such three cases.

     d.  Other  Documents/Lock-up.JNE  and  other participating Holder under any
         -------------------------
registation under this Section 8.8 shall enter Into such further agreements, including Indemnification and customary underwriting agreements, as AMERINET and/or the managing underwriter shall reasonably require in such registration. In connection with any registration statement filed by AMERINET after the date hereof, JNE and all other Holders, upon the request of AMERINET or any underwriter managing an offering of AMERINET's securities (whether for resale by an AMERINET shareholder or by AMERINET), not to son, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any AMERINET equity without the prior written consent of AMERINET or such underwriters, as the case may be, for a period of time, not to exceed ninety 1901 days from the effective date of such registration (or such other period as shall be requested not to exceed in any event 180 days); provided that all executive officers, directors and 5% or greater shareholders of AMERINET enter Into similar agreements. Such agreement shag be In writing in the form reasonably satisfactory to AMERINET and such underwriter, if applicable. AMERINET may impose top-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said lock-up period."

     e.  Amendments.Notwithstanding  anything  to  the  contrary  herein,  the
         -----------
registration rights granted herein may be amended, modified, waived, extended or cancelled with the mutually written consent of JNE and AMERINET.

     2.     Conditions  To  Closing.In addition to the conditions to Closing set
            ------------------------
forth in Section 9 of the Reorganization Agreement, RETN's and JNE's obligations to consummate the transactions under the Reorganization Agreement shall be contingent upon their acceptance of AMERINET's Certificate of Incorporation to be attached to the Reorganization Agreement as Exhibit B.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first set forth above.

AMERINET  FINANCIAL  SYSTEMS  INC.
By:  /s/  John  Pembroke
Signature

John  J.  Pembroke,  Chairman  &  CEO
(Print  Name  &  Title)


ANFS,  INC.
By:  /s/  Winston  Hickman
Signature

Winston  E.  Hickman,  CFO
(Print  Name  &  Title)


JONES  NAUGHTON  ENTERTAINMENT,  INC.
By:  /s/  Joseph  Naughton
Signature

Joseph  M.  Naughton,  CEO
 (Print  Name  &  Title)



REAL  ESTATE  TELEVISION  NETWORK,  INC.
By:  /s/  Michael  D.  English
Signature

Michael  D.  English,  President
(Print  Name  &  Title)

                            ANFS Disclosure Schedule

Each disclosure set forth below shall be deemed to qualify all applicable representation ions and warranties set forth in the Agreement and Plan of Reorganization Dated October 1, 1996 whether or not specifically cross -referenced as pertaining thereto.

4.2 Issued and outstanding capital and/or obligations /commitments to issue capital stock of AmeriNet as of the Closing Date:

Shares  Issued:
     Common  Stock  -  7,122,445  shares
Preferred  Stock  -  none
Commitments:
     Common Stock - 250,000 shares, including 100,000 shares issuable to the Lynde Group
     Options  for  Common  Stock  -  6,000,000  shares
Options for Class B Common (or Preferred) Stock (or similar class presently contemplated to be non-voting, but as yet with undetermined rights, preferences and privileges) - 1,100,000 shares
Series A Preferred Stock - 1,400,000 shares to be issued or potentially issuable to Jones Naughton Entertainment for MTN acquisition

4.3 The HomeOwner Buying Club, a Nevada corporation, is a whollyowned subsidiary. AmeriNet contemplates completing the formation of the following entities pursuant to its current Business Plan:

Real Estate Professionals Cooperative, a Nevada Cooperative association, of which AmeriNet presently contemplates that it will control approximately 50% of the voting interests.

An indeterminate number of Limited Liability Corporations (LLC's) presently contemplated to be organized under 'Nevada law, and which presently are contemplated to be owned approximately Sok by AmeriNet for the point of sale to consumers for the delivery of mortgages and other HomeOwner products and services in the Real Estate Brokers offices.

There is no guaranty however, that additional ventures and subsidiaries will not be formed or that any of the above subsidiaries will in fact be established if the Board of Directors of AmeriNet determines otherwise.

4.8 'Various agreements with the BETA Brokers currently provide that they will be paid 25%, of their office net revenue (total office revenue less office direct expenses related to having a Customer Service Representative (CSR) in the office, telephone charges, computer and other equipment costs, supplies /brochures expense, etc- in their office).

4.12 The AmeriNet trademark "AmeriNet" may not be.exclusively or even non-exclusively used by AmeriNet - AmeriNet has filed an application with the USPTO to register the mark "AmeriNet" and its associated logo. There are other companies in substantially the same market place/industry, however, that could claim a prior use of the AmeriNet name.

4.13 AmeriNet is a successor company to Space Systems Laboratories, Inc. (SSLI) . While AmeriNet has no knowledge or reason to believe that SSLI had environmental problems, there may be issues or environmental liability due to the nature of that company's business which was conducted essentially as a machine shop type operation.

4.15 While the AmeriNet Financial Statements indicate a strong cash position, the AmeriNet Business Plan currently requires that a large amount of cash be expended each month. As disclosed to the principals of MTN and JNE, approximately $15 to $20 million in additional equity/debt investment is believed to be required at a minimum for AmeriNet to successfully execute its strategy.

Additional  Funding.  significant  additional  funding will be required as noted
-------------------
above  to  continue operations, and there can be no assurance that AmeriNet will
---
be  able  to  secure  such  additional  financing on favorable terms, or at all.

Going Concern/NOL. AmeriNet has experienced recurring Losses from operations and
-----------------
use of cash from operations. Market conditions and AmeriNet's financial position may inhibit its ability to achieve profitable operations. -These factors as well as others indicate AmeriNet may be unable to continue as a going concern unless it is able to obtain significant additional financing and generate sufficient cash flows to meet its obligations as they come due and sustain its operations.

Shares  Eligible  for Future Sale.No prediction can be made as to the effect, if
----------------------------------
any, that substantial and significant sales of new shares of Common Stock or Preferred Stock or the availability of such shares for sale will have on the market prices prevailing from time to time. Nevertheless, the possibility that substantial amounts of stock may be sold in the future may adversely affect prevailing prices for AmeriNet's stock and could impair AmeriNet's ability to raise capital through the sale of its equity securities . AmeriNet also contemplates that a significant but as of yet undetermined number of stock options will be issued to employee insiders, consultants and directors of AmeriNet.

AGREED,  CONFIRMED  AND  ACCEPTED  AS  OF  JANUARY  15,  1997

AMERINET  FINANCIAL  SYSTEMS  INC.
By:  /s/  John  Pembroke
Signature

John  J.  Pembroke,  Chairman  &  CEO
(Print  Name  &  Title)


ANFS,  INC.
By:  /s/  Winston  Hickman
Signature

Winston  E.  Hickman,  CFO
(Print  Name  &  Title)


JONES  NAUGHTON  ENTERTAINMENT,  INC.
By:  /s/  Joseph  Naughton
Signature

Joseph  M.  Naughton,  CEO
 (Print  Name  &  Title)



REAL  ESTATE  TELEVISION  NETWORK,  INC.
By:  /s/  Michael  D.  English
Signature

Michael  D.  English,  President
(Print  Name  &  Title)